UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2009

CAMBRIDGE HEART, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	000-20991	13-3679946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Ames Pond Drive, Tewksbury, Massachusetts	01876
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 654-7600

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2009, the stockholders of Cambridge Heart, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and By-Laws to declassify the Company’s Board of Directors (the “Board”).

Article Eleventh of the Company’s Certificate of Incorporation and Article 2 of the Company’s By-Laws previously divided the Board into three classes, as nearly equal in size as practicable, with members of each class elected for staggered three-year terms. The amendments to the Certificate of Incorporation and the By-Laws adopted by the stockholders at the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) eliminate the classification of the Board and require all directors to stand for election for one-year terms at each annual meeting of the Company’s stockholders. The amendments also permit removal of directors with or without cause by the holders of two-thirds of the shares of capital stock of the Company issued and outstanding and entitled to vote. The adoption of the amendments caused the terms of all of the directors serving immediately prior to the annual meeting to expire at the 2009 Annual Meeting, and each director was re-elected at the 2009 Annual Meeting to serve a one-year term and until their respective successors are elected and qualified.

Also on June 29, 2009, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation to eliminate the provisions allowing for the election of directors by the holders of the Series A Convertible Preferred Stock, voting separately as a class. The amendment is effective for elections taking place after the 2009 Annual Meeting.

This description of the amendments to the Company’s Certificate of Incorporation and By-laws is qualified in its entirety by reference to the complete text of the Certificate of Amendments, copies of which are attached hereto as Exhibits 3.8 and 3.9, and the By-laws, as amended and restated, a copy of which is attached hereto as Exhibit 3.10.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

3.1	Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-04879).

3.2	Certificate of Amendment of Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.2 to the Registrant’s Form 10-K for the fiscal year ended December 31, 2001.

3.3	Certificate of Amendment of Restated Certificate of Incorporation of the Registrant is incorporated by reference to Exhibit 3.3 to the Registrant’s Form 10-K for the fiscal year ended December 31, 2003.

3.4	Certificate of Designations of the Preferred Stock of the Registrant to be Designated Series A Convertible Preferred Stock, dated as of May 12, 2003 is incorporated herein by reference to Exhibit 3.3 to the Registrant’s Current Report on Form 8-K dated May 13, 2003.

3.5	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, dated as of December 6, 2004 is incorporated herein by reference to Exhibit 3.5 to the Registrant’s Current Report on Form 8-K dated December 7, 2004.

3.6	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant is incorporated by reference to Exhibit 3.6 to the Registrant’s Form 10-K for the fiscal year ended December 31, 2005.

3.7	Certificate of Designation Preferences and Rights of Series C Convertible Preferred Stock of the Registrant, dated as of March 21, 2007 is incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K dated March 27, 2007.

3.8	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant dated June 29, 2009.

3.9	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant dated June 30, 2009.

3.10	By-Laws of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE HEART, INC.

By:	/s/ Vincenzo LiCausi
Vincenzo LiCausi
Chief Financial Officer

Date: June 30, 2009